UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2006

Date of Report (Date of earliest event reported)

Tripos, Inc.

 (Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO   63144

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (314) 647-1099

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

On November 20, 2006, Tripos, Inc. issued a question and answer document related to the announcement of its definitive agreement to sell substantially all of the assets of its Discovery Informatics business to Vector Capital.

A copy of Tripos, Inc.'s question and answer document is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

Also on November 20, 2006, Tripos executives made a presentation to Tripos, Inc. employees regarding the announced definitive agreement.  The slides utilized in this presentation are incorporated herein by reference and are furnished as Exhibit 99.2 to this report.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits

            99.1     Tripos, Inc. question and answer document related to the definitive agreement with Vector Capital.

            99.2     Slides of a presentation made to Tripos employees on November 20, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2006                                TRIPOS, INC.

By: /s/ John D. Yingling

John D. Yingling

Vice President and Chief Financial Officer